                                                                    EXHIBIT 10.6

                             INVESTORS SAVINGS BANK

                           DEFERRED DIRECTORS FEE PLAN

                       ORIGINALLY EFFECTIVE MARCH 1, 1998

                AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005

                           DEFERRED DIRECTORS FEE PLAN

      WHEREAS, Investors Savings Bank (the "Bank") maintains the Investors Savings Bank Deferred Directors Fee Plan ("Plan") for the benefit of its non-employee directors ("Director(s)"); and

      WHEREAS, the Directors serve the Bank as members of the Board of Directors; and

      WHEREAS, the Plan was originally effective March 1, 1998; and

      WHEREAS, Section 409A of the Internal Revenue Code of 1986, as amended ("Code"), requires that certain types of deferred compensation arrangements comply with its terms or be subject to current taxes and penalties; and

      WHEREAS, the Bank desires to amend and restate the Plan effective January 1, 2005, in order to conform with the requirements set forth in Code Section 409A.

      NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Bank and the Directors agree as follows:

1. Effective January 1, 2005 (the "Effective Date"), each Director of the Bank shall have the right to elect to defer the payment of all or any part of the compensation to which such Director would otherwise be entitled as director's fees or committee fees, with such deferred compensation to be payable at the time or times and in the manner herein stated. The original Effective Date of the Plan was March 1, 1998.

2. Each Director so electing to defer the payment of compensation shall execute and deliver to the Bank a "Notice of Election," in the form attached hereto and incorporated herein by reference. Such election shall be applicable only to compensation to accrue by reason of services rendered after the date of such notice.

3. An election to defer compensation shall continue in effect until revoked, provided however, that every election to defer compensation shall be irrevocable as to compensation earned for services performed prior to the date of such revocation. Partial or complete revocation as to unearned compensation shall be made in writing upon a form of notice to be furnished by the Bank and signed by the Director and shall be effective upon the January 1st of the year stated therein providing the form is executed and delivered to the Bank by December 31st of the previous calendar year.

4. Each Director may designate one or more beneficiaries to receive all sums due to such Director upon his/her death. Such beneficiary designation may be revoked or amended by such Director, from time to time, by appropriate notice in writing delivered to the Bank. In the absence of any beneficiary designation or in the event that no designated beneficiary shall be living at the time of the death of the Director, all deferred compensation and interest accrued to the date of death of the Director shall be payable to the Director's surviving spouse, or if none, to the estate of such deceased Director.

5. No compensation so deferred shall be payable to a Director until the death, disability, resignation, or removal from office of such Director, whereupon all such deferred compensation, together with interest thereon as hereinafter provided, shall be payable to such Director or his/her beneficiary, within thirty (30) days from the date of death or resignation, unless the Director has designated an optional installment payment method in the Notice of Election as herein provided in which event the first such installment shall be paid within thirty (30) days of such date. With respect to amounts deferred and interest earned on amounts deferred on or before December 31, 2004, the Board of Directors, in its sole discretion, may pay out the undisbursed portion of such deferred compensation, together with interest thereon, in a lump sum at any time, provided, however, that the Board of Directors shall not have the discretion to pay out amounts deferred on or after January 1, 2005, or interest on amounts deferred on or after January 1, 2005, except in accordance with the terms of the Director's written election entered into at the time of deferral or in accordance with paragraph 11 hereof. A Director shall be deemed to have resigned on the date stated in any oral or written voluntary resignation.

6. Notwithstanding anything herein contained to the contrary, the Bank reserves the exclusive right to discontinue this deferred compensation plan, at any time, with respect to compensation to be earned in the future.

      Notwithstanding anything herein contained to the contrary, in the event of a Change in Control of the Bank, the Bank reserves the exclusive right to terminate this Plan with respect to any individual Director, so long as such termination as to an individual Director is permissible under Code Section 409A, whether or not he/she is then acting in such capacity, and to distribute promptly, but in no event later than twelve (12) months following termination of the Plan, to such Director all compensation theretofore deferred, together with interest thereon, if it is determined that it is in the best interests of the Bank to sever all relations with such individual Director. Notwithstanding the foregoing, in the event that it is not permissible under Code Section 409A to terminate the Plan with respect to an individual Director or Directors, in the event of a Change in Control of the Bank, the Bank reserves the right, in its sole discretion, to terminate the Plan with respect to all Directors and distribute amounts thereunder within twelve (12) months of such termination. For these purposes, a Change in Control shall mean: (i) a change in ownership of the Bank under paragraph (a) below, or (ii) a change in effective control of the Bank under paragraph (b) below, or (iii) a change in the ownership of a substantial portion of the assets of the Bank under paragraph (c) below:

            (a) CHANGE IN THE OWNERSHIP OF THE BANK. A change in the ownership of the Bank shall occur on the date that any one person, or more than one person acting as a group (as defined in paragraph (b)), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of a corporation, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the corporation (or to cause a change in the effective control of the corporation (within the meaning of paragraph (b) below). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This paragraph (a) applies only when there is a transfer of stock of a corporation (or issuance of stock of a corporation) and stock in such corporation remains outstanding after the transaction.

            (b) CHANGE IN THE EFFECTIVE CONTROL OF THE BANK. A change in the effective control of the Bank shall occur on the date that either (i) any one person, or more than one person acting as a group (as determined below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 35 percent or more of the total voting power of the stock of such corporation; or (ii) a majority of members of the corporation's board of Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of Directors prior to the date of the appointment or election, provided that for purposes of this paragraph (b)(ii), the term corporation refers solely to a corporation for which no other corporation is a majority shareholder. In the absence of an event described in paragraph (i) or (ii), a change in the effective control of a corporation will not have occurred. If any one person, or more than one person acting as a group, is considered to effectively control a corporation (within the meaning of this paragraph (b)), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation (or to cause a change in the ownership of the corporation within the meaning of paragraph (a)). Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

            (c) CHANGE IN THE OWNERSHIP OF A SUBSTANTIAL PORTION OF THE BANK'S ASSETS. A change in the ownership of a substantial portion of the Bank's assets shall occur on the date that any one person, or more than one person acting as a group (as determined below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control event under this paragraph (c) when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer.

            (d) Each of the sub-paragraphs (a) through (c) above shall be construed and interpreted consistent with the requirements of Code Section 409A and any Treasury regulations or other guidance issued thereunder.

7. Interest on compensation deferred hereunder shall be credited and compounded monthly at a rate equivalent to one and one-half percent (1-1/2%) below the Prime Rate as shown in The Wall Street Journal on the third Wednesday of each month. Should the third Wednesday be a holiday, the Prime Rate shown on the third Tuesday (less 1-1/2%) shall be the rate used.

8. Deferred compensation distributable by reason of death, disability, resignation or removal from office of a Director may, at the option of such Director, be payable in approximately equal monthly installments over a period not to exceed ten (10) years, provided however, that on any such installment method of distribution, interest shall continue to be credited on the undistributed sums as hereinabove provided.

9. In the event that any person to whom compensation is distributable under the terms of this Plan shall be unable to properly manage his or her own affairs by reason of physical or mental disability, in the judgment of the management of the Bank, payment of all sums due may be made to a duly appointed personal representative, conservator or guardian, or to any person, firm or corporation furnishing or providing support and maintenance to such distributee. The Bank and its officers and Directors shall be fully and completely exonerated from all liability to any distributee upon make payment in accordance with the terms of this paragraph.

10. No compensation accrued or payable by virtue of the terms of this Plan shall be assignable or transferable by any Director or any beneficiary, neither of whom shall have any right to anticipate, hypothecate, assign or transfer any rights hereunder except to a trust established by the Director for the benefit of the Director or his/her beneficiary.

11. The terms hereof cannot be amended, modified or supplemented, except to comply with applicable laws of the State and Federal governments and the rules and regulations of any agency or instrumentality thereof having supervisory or regulatory jurisdiction over the Bank. The amendment and restatement of the Plan, effective as of January 1, 2005, is being made to bring the Plan into compliance with Code Section 409A and the guidance issued thereunder as of July 1, 2005. In the event that future guidance requires additional amendments to the Plan, such amendments shall be made and applied retroactively, if necessary. The terms hereof shall be binding upon and inure to the benefit of the successors and assigns of the Bank and upon each Director so electing to defer compensation pursuant hereto and his/her beneficiary.

12. Title to and beneficial ownership of any assets, which the Bank may earmark to pay the deferred compensation hereunder, shall at all times remain in the Bank; the Director and his/her designated beneficiary shall not have any property interest whatsoever in any specific assets of the Bank.

13. The singular number used herein will include the plural number unless the context of the Plan requires otherwise.

                                    * * * * *

                               NOTICE OF ELECTION

1.    Name of Director:_________________________________________________________

2.    Date of Commencement of Deferral of Compensation:_________________________

3.    Percentage of Compensation to be Deferred:________________________________

4.    Manner of Distribution:         (Check one)

      ______ Monthly Installments of not less than $200 each for ____ months, for a period not to exceed 10 years, or such lesser period as minimum monthly installments of $200 each, except for the final installment that may be required to complete distribution of all sums payable.

      ______ Lump Sum Distribution

5. Beneficiary Designation in the event Director is deceased: Name and Relationship (If more than one, indicate shares for each; otherwise, paid equally.)
      __________________________________________________________________________

      __________________________________________________________________________

6. Contingent or Secondary Beneficiary Designation: Name and Relationship (Applicable if all the designated beneficiaries above are not living at the time of death of the Director. If more than one, indicate shares for each; otherwise, paid equally.)
      __________________________________________________________________________

      __________________________________________________________________________

The undersigned Director of Investors Savings Bank does hereby elect to defer compensation earned by the undersigned after the date hereof to the extend above indicated, pursuant to the Deferred Directors Fee Plan as amended and restated effective January 1, 2005. The undersigned acknowledges that this election is revocable with respect to compensation earned prior to the date of any such revocation, but it is irrevocable with respect to compensation earned prior to the date of any such revocation.

Dated this ___________ day of ________________, 200_.

ATTEST:

____________________________                          __________________________
Corporate Secretary                                   Director

                                                      __________________________
                                                      Chairman/President

                              NOTICE OF REVOCATION

The undersigned Director of Investors Savings Bank does hereby elect to revoke the deferral of compensation under the Investors Savings Bank Deferred Directors Fee Plan as amended and restated as of January 1, 2005. The undersigned acknowledges that this election is only revocable with respect to compensation earned after the date of this notice of revocation.

Dated this ___________ day of ________________, 200_.

ATTEST:

__________________________                            __________________________
Corporate Secretary                                   Director

                                                      __________________________
                                                      Chairman/President

                                       2